SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO) does not relate to, and is not filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Director
On July 28, 2009, the Board of Great Plains Energy adopted a resolution increasing the number of directors from nine to ten, and elected John J. Sherman to fill the position.  Mr. Sherman was also appointed to the Audit Committee and the Governance Committee of the Board.  There is no arrangement or understanding between Mr. Sherman and any other persons pursuant to which Mr. Sherman was selected as a director.

Mr. Sherman will participate in the compensation, benefit and other plans and arrangements for non-management directors as described on pages 21 and 22 of the Great Plains Energy Proxy Statement for its Annual Meeting of Shareholders held on May 5, 2009, and will be paid one-half of the annual retainer in 2009.  Great Plains Energy entered into an indemnification agreement with Mr. Sherman in the same form that Great Plains Energy has entered into with its other directors and officers, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on December 8, 2008.  The indemnification agreement provides indemnification to the extent allowed under Missouri law.

Item 8.01	Other Information

KCP&L Kansas Rate Case Order
As reported in a combined Current Report on Form 8-K filed by Great Plains Energy and KCP&L on June 18, 2009, KCP&L and certain parties to its pending rate case before the Kansas Corporation Commission (the “KCC”) entered into a Joint Stipulation and Agreement (the “Agreement”), which was filed as Exhibit 10.1 to that Current Report.  The Agreement provides for, among other things, an increase in annual revenues of $59 million, with $18 million of that amount treated for accounting purposes as an increase to KCP&L’s depreciation reserves. On July 24, 2009, the KCC issued its order approving the Agreement in its entirety, with rates to be effective August 1, 2009.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	*	Form of Indemnification Agreement (Exhibit 10.1 to Form 8-K filed December 8, 2008).
10.2	*
Joint Stipulation and Agreement dated June 17, 2009 among Kansas City Power & Light Company, the Staff of the Kansas Corporation Commission, the Citizens’ Utility Ratepayer Board and Kansas Electric Power Cooperative, Inc. (Exhibit 10.1 to Form 8-K filed June 18, 2009).

* Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: July 30, 2009.

Exhibit Index

Exhibit No.	Title

10.1	Form of Indemnification Agreement (Exhibit 10.1 to Form 8-K filed December 8, 2008).
10.2
Joint Stipulation and Agreement dated June 17, 2009 among Kansas City Power & Light Company, the Staff of the Kansas Corporation Commission, the Citizens’ Utility Ratepayer Board and Kansas Electric Power Cooperative, Inc. (Exhibit 10.1 to Form 8-K filed June 18, 2009).